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                                                                   Exhibit 10.38

                     AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "SECURITY AGREEMENT") is made and dated as of December 19, 2003, by PREFERRED HOME MORTGAGE COMPANY, a Florida corporation (the "DEBTOR"), and GUARANTY BANK ("SECURED PARTY").

                                    RECITALS

         A. Pursuant to that certain Amended and Restated Credit Agreement of even date herewith between Debtor and Secured Party (as from time to time amended, supplemented or restated, the "CREDIT AGREEMENT"), Secured Party agreed to extend credit to Debtor on the terms and subject to the conditions set forth therein. Capitalized terms not otherwise defined herein are used with the same meanings as in the Credit Agreement.

         B. As a condition precedent to the effectiveness of the Credit Agreement, Secured Party has required the execution and delivery of this Security Agreement in order to, among other things, create a first priority perfected security interest in the Collateral in favor of Secured Party to secure payment of the Obligations.

         NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor agrees with Secured Party as follows:

                                   AGREEMENTS

         1. DELIVERY OF COLLATERAL. Debtor shall deliver Submission Lists to Secured Party from time to time identifying Mortgage Loans that Debtor intends to include in Collateral by delivering to Secured Party the mortgage documents described on SCHEDULE A attached hereto for each such Mortgage Loan (the "REQUIRED MORTGAGE DOCUMENTS"). Debtor must obtain and hold for the benefit of Secured Party the documents described in SCHEDULE B attached hereto for each such Mortgage Loan (the "ADDITIONAL REQUIRED MORTGAGE DOCUMENTS").

         2. GRANT OF SECURITY INTEREST. Debtor hereby pledges, assigns and grants to Secured Party a first priority security interest in the property described in PARAGRAPH 3 below (collectively and severally, the "COLLATERAL"), to secure payment of (i) the Obligations, (ii) all costs reasonably incurred by Secured Party (a) to obtain, preserve, perfect and enforce the security interest granted hereby and all other liens and security interests securing payment of the Obligations, (b) to collect the Obligations, and (c) to maintain, preserve and collect the Collateral, including, but not limited to, taxes, assessments, insurance premiums, repairs, reasonable attorneys' fees and legal expenses (including, without limitation, allocated costs for in-house legal services), rent, storage charges, advertising costs, brokerage fees and expenses of sale; and (iii) all renewals, extensions and modifications of the indebtedness referred to in the foregoing clauses, or any part thereof. The loans, advances, indebtedness, obligations, liabilities and costs described in this section are collectively referred to herein as the "SECURED INDEBTEDNESS". All proceeds hereof shall be applied by Secured Party to the Secured Indebtedness in accordance with the Credit Agreement.



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         3. COLLATERAL. The Collateral shall consist of all right, title and interest of Debtor, of every kind and nature, in and to all of the following property, assets and rights of Debtor, wherever located, whether now existing or hereafter arising, and whether now or hereafter owned or acquired by or accruing or owing to Debtor, and all proceeds and products thereof (including all proceeds in the Settlement Account from time to time).

         (a) Any and all Instruments, Certificated Securities, Uncertificated Securities, and Investment Property of Debtor in the actual or constructive possession of Secured Party, any Person designated as a bailee ("BAILEE") of Mortgage Notes by Secured Party until payment is made for such Notes or they are returned to Secured Party, or of Debtor in trust for Secured Party, or in transit to or from Secured Party or Bailee as collateral for the Secured Indebtedness or designated by Debtor as collateral for the Secured Indebtedness (whether or not delivered to Secured Party or Bailee), and any and all agreements and documents related to any thereof including, without limitation, all Mortgage Notes and Mortgages delivered, or to be delivered, to Secured Party or Bailee or to be held by Debtor in trust for Secured Party or Bailee, including without limitation:

                  (i) any and all rights, titles and interests Debtor may now or hereafter have in and to any and all promissory notes, Mortgages, guaranties, bonds, insurance policies, commitments, and other Instruments, documents, or agreements ever executed and delivered to Debtor in connection with its mortgage lending business relating to such Mortgage Notes and Mortgages;

                  (ii) any and all present and future Accounts, Chattel Paper, documents, Instruments, General Intangibles, Payment Intangibles and other personal property now owned or hereafter acquired by Debtor arising from or by virtue of any transactions related to its mortgage lending business and related to such Mortgage Notes and Mortgages;

                  (iii) any and all proceeds from the sale, financing or other disposition of the items described in (i) and (ii) above; and

                  (iv) all Software, files, surveys, certificates, correspondence, appraisals, computer programs, tapes, discs, cards, accounting records, and other records, information, and data of Debtor relating to the Mortgage Loans (including without limitation all information, data, programs, tapes, discs and cards necessary to administer and service such Mortgage Loans).

         (b) All Take-Out Commitments relating to the Mortgage Notes described in paragraph (a) above.

         (c) All right, title and interest of Debtor under all agreements between Debtor and Persons other than Debtor pursuant to which Debtor undertakes to service Mortgage Loans, including without limitation, the rights of Debtor to income and reimbursement thereunder.

         (d) All purchase agreements, credit agreements or other agreements pursuant to which Debtor acquired such Mortgage Loans and all promissory notes, security agreements and other instruments and documents executed by Debtor pursuant thereto or



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in connection therewith, insofar as such agreements, instruments and documents relate to the Mortgage Notes and Mortgages described in PARAGRAPH (A) above.

         (e) All other money or property of Debtor in the possession of Secured Party including, without limitation, (i) the Funding Account, the Settlement Account, the Operating Account, all Deposit Accounts established with Secured Party and any other accounts established by Debtor with Secured Party, (ii) all amounts on deposit in the Funding Account, the Settlement Account, the Operating Account, such Deposit Accounts or any other accounts established by Debtor with Secured Party and (iii) the obligations of Secured Party to Debtor arising out of such deposits.

         (f) All right, title and interest of Debtor in and to any other asset of Debtor which has been or hereafter at any time is delivered to Secured Party or Bailee hereunder.

         (g) All proceeds of whatever kind or nature from any of such collateral described in paragraphs (a), (b), (c), (d), (e) and (f) above.

         As used in this Security Agreement, the terms "Accounts," "Certificated Securities," "Chattel Paper," "Deposit Accounts," "General Intangibles", "Instruments", "Investment Property", "Payment Intangibles", "Software," and "Uncertificated Securities" and shall have the respective meanings assigned to them in the Texas Uniform Commercial Code, as amended by Revised Article 9 which became effective on July 1, 2001, and as the same may hereafter be amended.

         4. HANDLING OF COLLATERAL: SETTLEMENT ACCOUNT: REDEMPTION OF
COLLATERAL.

         (a) So long as no Default or Event of Default exists, Secured Party may from time to time release documentation relating to Mortgage Loans to Debtor against a trust receipt executed by Debtor in the form of EXHIBIT 1 hereto. Debtor hereby represents and warrants that any -request by Debtor for release of Collateral under this subparagraph (a) shall be solely for the purposes of correcting clerical or other non-substantial documentation problems in preparation of returning such Collateral to Secured Party for ultimate sale or exchange and that Debtor has requested such release in compliance with all terms and conditions of such release set forth herein and in the Credit Agreement.

         (b) So long as no Default or Event of Default exists, upon delivery by Debtor to Secured Party of a shipping request substantially in the form of that attached hereto as EXHIBIT 2, together with an air bill or other form of shipping label properly completed with the name and address of the respective Investor, Secured Party will transmit, or cause to be transmitted, Mortgage Loans held by it as directed by Debtor under cover of a transmittal letter substantially in the form of that attached hereto as EXHIBIT 3 (or such other form as may be approved by Secured Party).

         (c) All amounts payable on account of the sale of Collateral will be instructed to be paid directly by the purchaser to the Settlement Account. Debtor will not be credited for any amounts due from any purchaser until Secured Party has actually received immediately available funds. Pursuant to PARAGRAPH 3 above Debtor has granted to Secured Party a security interest in and lien upon the Settlement Account and in any and



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all amounts at any time held therein. This PARAGRAPH 4(C) shall further constitute irrevocable notice to Secured Party that the accounts referred to in PARAGRAPH 3(E) above are "no access" accounts to Debtor.

         (d) So long as no Default or Event of Default exists, Secured Party shall take such steps as it may be reasonably directed from time to time by Debtor in writing which are not inconsistent with the provisions of this Security Agreement and the other Loan Documents and which Debtor deems necessary to enable Debtor to perform and comply with Take-Out Commitments and with other agreements for the sale or other disposition in whole or in part of Mortgage Loans. Mortgage Collateral may be sold pursuant to a Take-Out Commitment so long as no Default or Event of Default exists.

         (e) So long as no Default or Event of Default exists, upon receipt of a Collateral Release Request in the form attached hereto as EXHIBIT 4, Secured Party is hereby authorized, and does hereby agree, to release free and clear of the security interest granted to Secured Party by this Security Agreement any Mortgage Loan, together with all other documentation relating thereto, to Debtor or as directed by Debtor; provided that after giving effect to such release, the Collateral Value of the Borrowing Base is equal or greater than the Loan Balance. In the event any Collateral Release Request is received by Secured Party prior to 2:15 p.m. (Dallas time) on any Business Day, said Collateral shall be released on the following Business Day. Secured Party agrees to transmit all Collateral released pursuant to this section as directed by Debtor at the expense of Debtor, and, upon request by Debtor, to complete the endorsements of the related instruments and the assignments of the related instruments, to execute the appropriate form of UCC financing statement release, if necessary, and to execute such other appropriate instruments of transfer or release as Debtor shall reasonably request. Secured Party shall be fully protected in relying on any delivery instructions from Debtor in which Debtor purports to be entitled to direct delivery of the items identified therein, and Debtor shall reimburse Secured Party for all expenses incurred in connection with the delivery of any item held by it under this section.

         (f) So long as no Default or Event of Default exists, Debtor may obtain the release of the security interest in favor of Secured Party in all or any part of the Mortgage Collateral at any time, and from time to time, by paying to Secured Party, as a prepayment under the Credit Agreement, the Unit Collateral Value of the Mortgage Collateral to be so released (such Unit Collateral Value being determined as of the date of such release). In the event that the Unit Collateral Value of the Mortgage Collateral designated by Secured Party, as determined on the date in question, is less than the Unit Collateral Value of such Mortgage Collateral as determined on the date that such Mortgage Collateral was first delivered to Secured Party reasonably shall deem impaired its ability to satisfy the Secured Indebtedness by recourse to such Mortgage Collateral, Debtor shall, within two (2) Business Days after the reasonable written request of Secured Party at any time during the term hereof either:

                  (i) pay to Secured Party in immediately available funds an amount equal to the aggregate Unit Collateral Value of any Mortgage Collateral designated by Secured Party (such Unit Collateral Value being determined as of the date of such redemption), or

                  (ii) deliver to Secured Party other Mortgage Collateral in substitution for such designated Mortgage Collateral, the aggregate Unit Collateral Value of which




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         substituted Mortgage Collateral (determined at the time of substitution) is equal to or greater than the aggregate Unit Collateral Value of the Mortgage Collateral being replaced (determined as of the date such Mortgage Collateral was first delivered to Secured Party hereunder).

         (g) A Mortgage Loan which has been delivered to Secured Party under this Security Agreement shall be and remain Collateral until released pursuant to SECTION 4(F) or until this Security Agreement is terminated, notwithstanding
(i) any defect in any document delivered to Secured Party pursuant to the Credit Agreement or this Security Agreement, (ii) the failure of such Mortgage Loan to have or retain Unit Collateral Value, (iii) the failure of Debtor to make timely delivery of any document required to be delivered to Secured Party under this Security Agreement or the Credit Agreement, or (iv) any other fact, circumstance, condition or event whatsoever. For purposes of the preceding sentence, the funding of the origination or purchase of a Mortgage Loan from the proceeds of a Loan and/or the assignment of Unit Collateral Value to such Mortgage Loan by Secured Party shall be deemed to be conclusive evidence of the delivery of such Mortgage Loan under the Credit Agreement, notwithstanding any subsequent determination by Secured Party that the documentation delivered for such Mortgage Loan was incomplete or defective in any respect or that such Mortgage Loan should not have been assigned Unit Collateral Value.

         5. COSTS AND EXPENSES. Debtor shall pay all costs and expenses of Secured Party directly relating to Secured Party's performance of this Security Agreement and the enforcement of the rights and remedies of Secured Party hereunder and such costs and expenses, including, without limitation, reasonable fees and expenses of legal counsel to Secured Party as provided in the Credit Agreement.

         6. REPRESENTATIONS AND WARRANTIES. Debtor warrants that: (a) Debtor is the sole owner of the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the sole owner thereof), subject only to the rights of Investors under the Take-Out Commitments; (b) except for security interests in favor of Secured Party any other security interests permitted under the Credit Agreement, no Person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest in, against or to the Collateral and, in any event, so long as Secured Party complies with the procedures relating to possession of Collateral set forth in this Security Agreement, Secured Party shall have a perfected, first priority security interest therein; (c) no consent of any Person is required that has not been obtained for the granting of the security interests provided for herein, nor will any consent be required for Secured Party to exercise its rights under this Security Agreement in accordance with the terms of this Security Agreement; (d) to the best of Debtor's knowledge, all information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is or will be accurate and complete in all material respects; (e) the Take-Out Commitments covering such Collateral may be collaterally assigned to Secured Party as described herein; (f) each Mortgage Loan is, at all dates included in the computation of the Collateral Value of the Borrowing Base an Eligible Mortgage Loan; (g) to the best of Debtor's knowledge, no material dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral; (h) this Security Agreement constitutes the legal, valid and binding obligation of Debtor




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

enforceable against Debtor and the Collateral in accordance with its terms (subject to limitations as to enforceability which might result from bankruptcy, reorganization, insolvency or other similar laws affecting creditors' rights generally and general principles of equity); (i) in making and closing each Mortgage Loan originated by a third party, Debtor has or will have fully complied with, and all collateral documents delivered with respect to such Mortgage Loan comply or will comply with, all applicable federal, state and local laws, regulations and rules, including, but not limited to, (1) usury laws, (2) the Real Estate Settlement Procedures Act of 1974, (3) the Equal Credit Opportunity Act, (4) the Federal Truth in Lending Act, (Regulation Z of the Board of Governors of the Federal Reserve System and (6) all other consumer protection and truth--in-lending laws which may apply, and in each case with the regulations promulgated in connection therewith, as the same may be amended from time to time; and Debtor shall maintain sufficient documentary evidence in its files with respect to such Mortgage Loans to substantiate such compliance; (j) upon the delivery of the Mortgage Note evidencing a Mortgage Loan to Secured Party, Secured Party shall have a valid and perfected first priority security interest in such Mortgage Loan; and (k) immediately upon (1) the execution and delivery of the Credit Agreement, the Note and the other Loan Documents, (2) the acquisition by Debtor of rights in such Collateral and (3) the filing with the Secretary of State of Texas of a financing statement showing Debtor, as debtor, and Secured Party, as secured party, and describing the Collateral, Secured Party shall have a valid and perfected first priority security interest in the Collateral which is other than as described in clause (j) above, to the extent that a security interest in such other Collateral can be perfected by filing a financing statement.

         7. COVENANTS OF DEBTOR. Debtor hereby agrees: (a) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings deemed necessary or appropriate by Secured Party to perfect, maintain and protect Secured Party's security interest hereunder and the priority thereof and to deliver promptly to Secured Party all originals of any Collateral or proceeds thereof consisting of chattel paper or instruments;
(b) not to surrender or lose possession of (other than to Secured Party), sell, encumber, or otherwise dispose of or transfer, any Collateral or right or interest therein other than shipment of Mortgage Loans under Take-Out Commitments and as otherwise permitted under PARAGRAPH 6 above or the Credit Agreement; (c) not to grant to any Investor any other security interest in any Collateral, or otherwise acknowledge the creation of any ownership rights of any Investor with respect to any Collateral unless and until Secured Party has received the proceeds of such Collateral as described herein; (d) at all times to account fully for and promptly to deliver to Secured Party, in the form received, all Collateral or proceeds thereof received, endorsed to Secured Party or in blank as appropriate and accompanied by such assignments and powers, duly executed, as Secured Party shall request, and until so delivered all Collateral and proceeds thereof shall be held in trust for Secured Party, separate from all other property of Debtor and identified as the property of Secured Party; (e) to keep accurate and complete records of the Collateral and at any reasonable time and at Secured Party's expense (provided that during the continuation of any Event of Default, the following shall be at Debtor's expense), upon demand by Secured Party, to exhibit to and allow inspection of the Collateral and the records, reports and information concerning the Collateral by Secured Party (or Persons designated by Secured Party); (f) to keep the records concerning



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the Collateral at the location(s) set forth in PARAGRAPH 15 below and not to remove the records from such location(s) without the prior written consent of Secured Party; (g) not to materially modify, compromise, extend, rescind or cancel any deed of trust, mortgage, note or other document, instrument or agreement connected with any Mortgage Loan pledged under this Security Agreement or any document relating thereto or connected therewith or consent to a postponement of strict compliance on the part of any party thereto with any term or provision thereof in any material respect; (h) to keep the Collateral insured against loss, damage, theft, and other risks customarily covered by insurance, and such other risks as Secured Party may reasonably request; (i) to do all acts that a prudent investor would deem necessary or desirable to maintain, preserve and protect the Collateral; (j) not knowingly to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, the Credit Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (k) to pay (or require to be paid) prior to their becoming delinquent all taxes, assessments, insurance premiums, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral except as otherwise permitted in the Credit Agreement; (1) to notify Secured Party before any such change shall occur of any change in Debtor's name, identity, structure or jurisdiction through merger, consolidation or otherwise;
(m) to appear in and defend, at Debtor's cost and expense, any action or proceeding which may affect its title to or Secured Party's interest in the Collateral; and (n) to comply in all material respects with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral.

         8. COLLECTION OF COLLATERAL PAYMENTS.

         (a) Until Secured Party gives notice to Debtor pursuant to PARAGRAPH 8(B) BELOW or exercises the Secured Party's rights under PARAGRAPH 10 hereof, Debtor shall be entitled to receive all collections on any and all of the Mortgage Notes, Mortgages and any documents related to the foregoing (hereinafter collectively called "COLLECTIONS") and use the same in the normal course of business. Upon notice from Secured Party to Debtor given after the occurrence and during the continuation of an Event of Default, Debtor shall furnish to Secured Party not later than the tenth Business Day after the end of each month a report on all Collections received during the preceding month and provide the same accounting therefor as Debtor customarily furnishes the Investors therein, including with respect to Collections on each Mortgage Loan:
(1) the name of the Obligor, (2) Debtor's loan number for the Mortgage Loan, (3) current principal balance of the Mortgage Loan, (4) current escrow balance with respect to the Mortgage Loan, (5) number and amount of past due payments on the Mortgage Loan and (6) the amount of the Collections received during such month with respect to the Mortgage Loan, itemized to show (A) principal portion, (B) interest portion and (C) portion thereof representing amounts paid in escrow for real estate taxes and insurance.

         (b) Upon notice from Secured Party to Debtor given after the occurrence and during the continuation of an Event of Default, Debtor shall hold all Collections representing principal payments and prepayments and escrows for real estate taxes and insurance in trust for Secured Party and shall promptly remit the same to Secured Party. All amounts representing the principal payments and prepayments on Mortgage Loans which are delivered to Secured Party pursuant to the preceding sentence shall be deposited



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in the Settlement Account and all amounts representing real estate tax and insurance escrows for Mortgage Loans which are delivered to Secured Party pursuant to the preceding sentence shall be deposited in an escrow account with any bank satisfactory to Debtor and Secured Party, to be held for the payment of the applicable real estate taxes and insurance premiums.

         (c) Debtor hereby agrees to indemnify, defend and save harmless Secured Party and its officers, employees and representatives (collectively, the "INDEMNIFIED PERSONS") from and against all liabilities and expenses on account of any adverse claim asserted against Secured Party relating to any moneys received by Secured Party on account of any Collections WHETHER OR NOT SUCH LIABILITIES AND EXPENSES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART, UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED IN WHOLE OR IN PART, BY ANY NEGLIGENT ACT OR OMISSION OF ANY KIND BY ANY INDEMNIFIED PERSON (except for any such liabilities or expenses arising as a direct result of the gross negligence or willful misconduct of such Indemnified Person) and such obligation of Debtor shall continue in effect after and notwithstanding the discharge of the Secured Indebtedness and/or the release of the security interest granted in PARAGRAPH 3 above.

         9. AUTHORIZED ACTION BY SECURED PARTY. Debtor hereby irrevocably appoints Secured Party its attorney in fact, with full power of substitution, for and on behalf and in the name of Debtor, which power of attorney shall become effective upon the occurrence and remain effective during the continuance of an Event of Default, to (i) endorse and deliver to any Person any check, instrument or other paper coming into Secured Party's possession and representing payment made in respect of any Mortgage Note delivered to and held by Secured Party hereunder as Mortgage Collateral or in respect of any other Collateral or Take-Out Commitment; (ii) prepare, complete, execute, deliver and record any assignment to Secured Party or to any other Person of any Mortgage relating to any Mortgage Note delivered to and held by Secured Party hereunder as Mortgage Collateral; (iii) endorse and deliver any Mortgage Note delivered to and held by Secured Party hereunder as Mortgage Collateral and do every other thing necessary or desirable to effect transfer of all or any part of the Mortgage Collateral to Secured Party or to any other Person; (iv) take all necessary and appropriate action with respect to all Secured Indebtedness and the Mortgage Collateral to be delivered to Secured Party or held by Debtor in trust for Secured Party; (v) commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any Take-Out Commitment or any part of the Mortgage Collateral; and (vi) sign Debtor's name wherever appropriate to effect the enforcement of Secured Party's rights and remedies set forth in this Agreement relating to the Secured Indebtedness and/or the Mortgage Collateral. This PARAGRAPH 9 shall be liberally, not restrictively, construed so as to give the greatest latitude to Secured Party's power, as Debtor's attorney-in-fact, to collect, sell, and deliver any of the Mortgage Collateral and all other documents relating thereto. The powers and authorities herein conferred on Secured Party may be exercised by Secured Party through any Person who, at the time of the execution of a particular instrument, is an authorized officer of Secured Party. The power of attorney conferred by this PARAGRAPH 9 is granted for a valuable consideration and is coupled with an interest and irrevocable so long as the Secured Indebtedness, or any part thereof, shall remain unpaid or the Commitment is outstanding.

All Persons dealing with Secured Party, or any officer thereof acting pursuant hereto shall be fully protected in treating the powers and authorities conferred by this PARAGRAPH 9 as existing and continuing in full force and effect until advised by Secured Party that the Secured Indebtedness have been fully and finally paid and satisfied and the Commitment has been terminated. Debtor hereby authorizes Secured Party to file, without the signature of Debtor where permitted by law, one or more financing statements, continuation statements or initial financing statements and amendments thereto indicating the Collateral. Debtor further agrees that a carbon, photographic or other reproduction of this Agreement or any financing statement describing any Collateral is sufficient as a financing statement and may be filed in any jurisdiction by Secured Party.

         10. DEFAULT AND REMEDIES.

         (a) While an Event of Default exists under any Loan Document, Secured Party may, without notice to or demand upon Debtor: (a) foreclose or otherwise enforce Secured Party's security interest in the Collateral in any manner permitted by law or provided for hereunder; (b) sell or otherwise dispose of in a commercially reasonable manner the Collateral or any part thereof at one or more public or private sales or at any broker's board or on any securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery and without assumption of any credit risk, on such terms and in such manner as Secured Party may determine; (c) require Debtor to assemble the Collateral and/or books and records relating thereto and make such available to Secured Party at a place to be designated by Secured Party;
(d) enter into property where any Collateral or books and records relating thereto are located and take possession thereof with or without judicial process; and (e) prior to the disposition of the Collateral, prepare it for disposition in any manner and to the extent Secured Party deems appropriate. Whether or not Secured Party exercises any right given pursuant to this section upon the occurrence of any Event of Default, Secured Party shall have as to any Collateral all other rights and remedies provided for herein and all rights and remedies of a secured party under the Texas Uniform Commercial Code and, in addition thereto and not in lieu thereof; all other rights or remedies at law or in equity existing or conferred upon Secured Party by other jurisdictions or other applicable law or given to Secured Party pursuant to any security agreement, other instrument or agreement heretofore, now, or hereafter given as security for Debtor's obligations hereunder.

         (b) Secured Party is authorized, at any such sale, if it deems it advisable so to do, to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Collateral. Upon any sale or other disposition pursuant to this Security Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of and all proceeds thereof shall be promptly distributed in accordance with the terms of the Credit Agreement. Each purchaser at any such sale or other disposition shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Debtor, and Debtor specifically waives (to the extent permitted by law) all rights of redemption, stay or appraisal which it has or may under any rule of law or statute now existing or hereafter adopted. Secured Party shall give Debtor only such notice and shall publish such notice as may be required by the Texas Uniform Commercial Code or by other applicable law of the intention to make any such public or private sale or sale at broker's board or on a securities exchange. Debtor acknowledges and agrees that a private sale of any Collateral pursuant to any Take-Out Commitment shall be deemed to be a sale of such Collateral in a commercially reasonable manner, provided that such sale is substantially on the terms and conditions of such Take-Out Commitment. Any such public sale shall be held at such time or times within the ordinary business hours and at such place or places permitted by the Texas Uniform Commercial Code. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as Secured Party may determine. Secured Party may adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, (i) the Collateral so sold may be retained by Secured Party until the selling price is paid by the purchaser thereof, (ii) Secured Party shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and (iii) in case of any such failure, such Collateral may again be sold as provided herein. Nothing contained in this Security Agreement shall prohibit Lender from purchasing the Collateral at such sale.

         11. WAIVER. Secured Party shall not incur any liability as a result of the sale of the Collateral in a commercially reasonable manner, or any part thereof, at any public or private sale. Debtor each hereby waives any claims it may have against Secured Party arising by reason of the fact that the price at which the Collateral may have been sold at such private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Indebtedness then outstanding.

         12. BINDING UPON SUCCESSORS. All rights of Secured Party under this Security Agreement shall inure to the benefit of Secured Party and its successors and assigns, and all obligations of Debtor shall bind its successors and assigns; provided that Debtor shall not have the right to assign its rights or obligations under this Security Agreement without the consent of Secured Party.

         13. ENTIRE AGREEMENT: SEVERABILITY. This Security Agreement and the Credit Agreement contains the entire security agreement and collateral agency agreement with respect to the Collateral between Secured Party and Debtor and supersedes all prior written or oral agreements and understandings relating thereto. All waivers by Debtor provided for in this Security Agreement have been specifically negotiated by the parties with full cognizance and understanding of their rights. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing such provisions, and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

         14. CHOICE OF LAW. This Security Agreement shall be construed in accordance with and governed by the laws of the State of Texas, except to the extent that the perfection and the effect of perfection or non-perfection of the security interest created hereunder, in respect of any of the Collateral, are governed by the laws of a jurisdiction other than the State of Texas. Where applicable and except as otherwise defined herein or in the Credit Agreement, terms used herein have the meanings given them in the Texas Uniform Commercial Code.



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

         15. PLACE OF BUSINESS: RECORDS. Debtor represents and warrants that its principal place of business and chief executive office is at the address set forth beneath its signature below, and that its books and records concerning the Collateral are kept at its principal place of business and chief executive office. Debtor shall not change its principal place of business and chief executive office without 30 days' prior written notice to Secured Party.

         16. NOTICE. Except where instructions or notices are expressly authorized elsewhere in this Security Agreement to be given by telephone or by other means of transmission, all instructions, notices and other communications to be given to any party hereto shall be given as provided in the Credit Agreement.

         17. MODIFICATION OF AGREEMENT. No provisions of this Agreement may be amended or waived (except for waivers expressly provided for hereunder) unless such amendment or waiver is in writing and is signed by Debtor and Secured Party.

         18. COUNTERPARTS. This Agreement may be executed in counterparts, and it shall not be necessary that the signatures of both of the parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

         19. RESTATEMENT; CONTINUATION OF SECURITY INTEREST. This Agreement renews and restates the Security Agreement dated as of August 1, 2002 from Debtor to Secured Party (the "ORIGINAL SECURITY AGREEMENT") in its entirety, effective as of the date first written above, and all of the terms and provisions hereof shall supersede the terms and provisions thereof. This Agreement renews, extends and continues all Liens existing by the Original Security Agreement, but such Liens shall hereafter be governed in all respects by this Agreement.

               [THE BALANCE OF THIS PAGE INTENTIONALLY LEFT BLANK]




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
EXECUTED as of the day and year first above written.



                                       PREFERRED HOME MORTGAGE COMPANY



                                       By: /s/ PATRICIA M. PETERSEN
                                           -------------------------------------
                                           Patricia M. Petersen
                                           Secretary


                                            Address for Notices:

                                            123 NW 13th Street, Suite 207
                                            Boca Raton, FL  33432
                                            Attention: Peter J. Strawser,
                                                       President
                                            Fax: (954) 691-1918
                                            Tel: (561) 367-9985

                                            WITH A COPY TO:

                                            Technical Olympic U.S.A., Inc.
                                            4000 Hollywood Boulevard, Suite 500N
                                            Hollywood, FL 33021
                                            Attn: Patricia M. Petersen,
                                                  General Counsel
                                            FAX: (954) 364-4037
                                            TEL: (954) 364-4000



                                       GUARANTY BANK



                                       By: /s/ RANDALL S. REID
                                           -------------------------------------
                                           Randall S. Reid
                                           Senior Vice President


                                           Address for Notices:

                                           8333 Douglas Avenue
                                           Dallas, Texas  75225
                                           Attention: Randall S. Reid
                                           Fax: (214) 360-1660
                                           Tel: (214) 360-2735





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